Exhibit 10.73

       CITGO Petroleum Corporation

MARKETER FRANCHISE AGREEMENT

Between CITGO Petroleum Corporation and  THE PANTRY INC.

NOTICE

As a Franchised Marketer, under this Marketer Franchise Agreement you will be entitled to the protections of the Petroleum Marketing Practices Act, a federal law which was enacted on June 19, 1978. Title I of this law is intended to protect you against arbitrary or discriminatory termination or non-renewal of your Franchise. As a Franchisor under the Petroleum Marketing Practices Act, CITGO Petroleum Corporation will provide you with a summary of Title I of the Act whenever notification of termination or non-renewal of your Franchise is given. However, CITGO wishes to ensure that you are now totally familiar with your rights in this regard even prior to executing this Marketer Franchise Agreement. Accordingly, CITGO has produced the concise summary of the provisions of Title I as prepared and published by the U.S. Secretary of Energy in the Federal Register. Please review this summary carefully. You should resolve with your lawyer, or other appropriate parties any questions you might have, prior to executing this Marketer Franchise Agreement.

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[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

MARKETER FRANCHISE AGREEMENT

On this 7th day of September, 2010, CITGO Petroleum Corporation, a Delaware corporation, having a principal place of business at 1293 Eldridge Parkway,

P.O. Box 4689, Houston, TX 77210-4689, hereinafter called “CITGO,” and The Pantry,

Inc. a Delaware corporation, having a principal office and place of business at 305 Gregson Drive, Cary NC hereinafter called “MARKETER,” hereby enter into this Marketer Franchise Agreement (the “Agreement”). In the Agreement, CITGO and MARKETER may be collectively referred to as the “Parties.”

WITNESSETH:

WHEREAS, the Parties understand that by this Agreement they create a “Franchise Relationship” within the meaning of the Petroleum Marketing Practices Act, 15 U.S.C. § 2801-2806 (2000) (“the PMPA”); the Parties expressly do not intend by this Agreement to create a “franchise” within the meaning of any state law relating to franchises, but rather they intend to create a distribution agreement for branded products;

WHEREAS, CITGO is engaged in the business of refining and distributing petroleum products to the public under the CITGO trademark and trade names. MARKETER acknowledges that CITGO has expended significant effort over many years to develop public awareness of and trust in CITGO brands; CITGO, therefore, has a legitimate interest in protecting the CITGO brand and ensuring that CITGO brands are sold only from MARKETER locations that are inviting to the motoring public;

WHEREAS, MARKETER assures CITGO of its cooperation and best efforts to protect CITGO’s brands, the values of its trade names and reputation to the motoring public; MARKETER understands its compliance is important not only to CITGO but to all other MARKETERS who serve the motoring public under the CITGO trademark and trade names;

WHEREAS, the Parties desire to facilitate MARKETER’s purchase from CITGO of certain “Motor Fuels,” which is defined under the PMPA as “gasoline and diesel fuel of a type distributed for use as a fuel in self-propelled vehicles designed primarily for use on public streets, roads, and highways;” and

WHEREAS, such Motor Fuels will be purchased from CITGO for resale by MARKETER under CITGO’s brand name, trade dress, and trademarks (“CITGO Motor Fuels”) to consumers and retailers.

NOW, THEREFORE, CITGO and MARKETER agree as follows:

1.           TERM.

This Agreement shall be effective for the Term of three (3) years, beginning the first day of Sept., 2010, and expiring on the last day of August, 2013. MARKETER may cancel this Agreement by providing CITGO with ninety (90) days written notice prior to the end of the Term. Unless validly terminated or not renewed in accordance with the PMPA, this Agreement shall automatically renew for successive three (3) year periods.

2.           QUANTITIES.

a. MARKETER shall purchase and lift or accept delivery of quantities of CITGO Motor Fuels as set forth below during the respective monthly periods and CITGO shall sell and deliver to MARKETER the specified quantities of CITGO Motor Fuels during the respective monthly periods. MARKETER hereby acknowledges and agrees that the purchase and Ratable Basis lifting of the monthly quantities of Motor Fuels specified herein by MARKETER are reasonable, important and of material significance to the franchise relationship. The term “Ratable Basis” is defined in the Addendum to the Agreement.

b. MARKETER understands and agrees that, subject to the provisions of Section 8 or Section 13 hereof or the provisions of any Addendum hereto, any failure by MARKETER to purchase a minimum of ninety percent (90%) of the monthly quantity of CITGO-branded Gasoline listed below in Subsection 2(d) during any month on a Ratable Basis shall be a violation of this Agreement. CITGO shall have no obligation at any time to provide more than one hundred ten percent (110%) of the quantities listed below.

c. The monthly quantities of CITGO Motor Fuels, as set forth below, are based on the sale of Motor Fuels projected by MARKETER at retail locations or other facilities owned, leased, operated, supplied, franchised, or licensed by or through MARKETER and which CITGO has approved for branding with the CITGO trade name and trademark (“MARKETER’s Locations” or “Locations”). The terms “MARKETER’s Locations” and “Locations” include, but are not limited to, CITGO-branded retail stations. In the event that CITGO agrees to brand additional Locations, the monthly quantities of Motor Fuels set forth below shall be increased by the projected sales of Motor Fuels at the newly branded Locations. Likewise, if any Location is debranded, the monthly quantities of Motor Fuels set forth below shall be decreased by the projected sales at such formerly branded Location. These adjustments to the monthly quantities of CITGO Motor Fuels shall be effective beginning with the month in which the installation (or removal and return) of all CITGO signs, poles and identification items is completed, and shall be confirmed by an Amendment to this Agreement. It is acknowledged that the purpose of this paragraph is to allow the Parties to adjust the volume requirements resulting from new brandings and debrandings that may take place from time to time in the ordinary course of MARKETER’s business and does not supercede (i) a branding commitment for a particular Location agreed to by the MARKETER in a separate marketing agreement or program or (ii) other provisions of this Agreement including the term of the Agreement. MARKETER and CITGO will review the addition or deletion of Locations at least annually.

d. MARKETER agrees that the monthly quantity of Motor Fuels set forth below shall be purchased and lifted on a Ratable Basis during each month. CITGO may establish limitations and restrictions, upon MARKETER’s purchases of Motor Fuels that in CITGO’s sole judgment, are necessary or appropriate to enforce MARKETER’s obligations to make ratable purchases.

GASOLINE		DIESEL

January	Volume	January	Volume
February	Volume	February	Volume
March	Volume	March	Volume
April	Volume	April	Volume
May	Volume	May	Volume
June	Volume	June	Volume
July	Volume	July	Volume
August	Volume	August	Volume
September	Volume	September	Volume
October	Volume	October	Volume
November	Volume	November	Volume
December	Volume	December	Volume

TOTAL	Volume		Volume

e. Quantities shall be determined at the time and place of loading. For quantities delivered by truck, MARKETER elects to use Net Gallons /~~Temperature Corrected~~ (select preferred method) as the method for determining liquid measure. All measurements with regard to deliveries into marine vessel, pipeline or tank car shall be corrected to 60° F in accordance with prevailing ASTM procedures. In any jurisdiction where applicable law dictates the method of measurement, such method shall be used.

3.           DELIVERY OF CITGO MOTOR FUELS.

CITGO Motor Fuels will be made available to MARKETER at terminals or other locations selected by CITGO, or by delivery to some other mutually agreeable destination by a method of transportation selected by CITGO. MARKETER shall strictly comply with all applicable rules and regulations of terminals and facilities at which MARKETER receives Motor Fuels from CITGO. Prior to transfer to MARKETER, MARKETER shall ensure that all trucks, tankers and fuel lines are clean and ready to receive CITGO Motor Fuels, so that said fuel is not mixed, blended or adulterated with any other substance or product. CITGO or the terminal operator may refuse to deliver CITGO Motor Fuels to any vehicle which, in the sole judgment of CITGO or the terminal operator, is contaminated, unsafe or inadequate. Unless prohibited by applicable state law, MARKETER agrees to obtain insurance coverage for MARKETER’s liability for any negligent, grossly negligent, or willful acts it commits in connection with the loading, transporting and delivery of Motor Fuels. MARKETER further agrees to provide CITGO with a copy of said insurance policy at CITGO’s request. Title and risk of loss on all Motor Fuels covered by this Agreement shall pass to MARKETER at the time and place of delivery. Time and place of delivery shall be when and at the point that Motor Fuels pass connections between the terminal’s truck rack or pipeline flange and MARKETER or its agent’s receiving connections, transport trucks, tank cars, or vessels. All demurrage is MARKETER’ s responsibility.

4.           PRICES.

MARKETER shall pay CITGO’s MARKETER prices in effect for each Grade of CITGO Motor Fuel at the time and place of delivery as determined by CITGO.  [***] is defined by identifying the specification of the gasoline or diesel product, including, but not limited to, the following:  [***]. MARKETER prices will be established by CITGO on an FOB, terminal basis, or other point of sale basis, including, upon mutual agreement, on a delivered basis. MARKETER shall also pay to CITGO amounts equivalent to any tax, duty or impost now or hereafter imposed by the United States and/or any state, municipality, or any other governmental authority. In a manner consistent with the Addendum to the Agreement, CITGO retains the right at any time during the term of this Agreement to establish, alter, or modify the price, methods of price delivery, pricing areas, or classes of trade.

5.           TERMS OF PAYMENT.

a.           MARKETER agrees to pay CITGO in accordance with such terms as CITGO’s Credit Department may from time to time prescribe in writing. At the present time, CITGO’s credit terms are [***]. The failure by MARKETER to pay any invoice within the terms then prescribed by CITGO’s Credit Department may result in the restriction of credit, the denial of access to the terminals from which MARKETER is authorized to obtain its supply of CITGO Motor Fuels, the withholding of any rebates, discounts or benefits from CITGO programs that may otherwise be available to MARKETER, and shall constitute grounds for termination and/or non-renewal of this Agreement. Further, failure to make payment in accordance with CITGO’s payment terms authorizes the imposition of finance charges in an amount [***] of (i) [***] (ii) [***]. MARKETER agrees to provide CITGO’s Credit Department with a current, audited or certified financial statement within ninety (90) days after the end of each fiscal year and such other business related information as may be requested by CITGO’s Credit Department from time to time.

b.           At the time of execution of this Agreement and thereafter upon CITGO’s request, in order to maintain a credit limit, MARKETER may be required to furnish CITGO with security agreements, financing statements, or letters of credit in an amount sufficient to secure payment of all CITGO Motor Fuels purchased by MARKETER and unpaid from time to time.

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[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

c.           CITGO shall have the right to audit all delivery, inventory and sales records of the MARKETER and of any Location through which MARKETER markets, distributes or sells CITGO Motor Fuels. MARKETER shall provide CITGO with access to MARKETER’s Locations during normal business hours.

d.           If MARKETER fails to comply with the terms and conditions of payment and credit established by CITGO, or if CITGO has reasonable grounds for insecurity with respect to MARKETER’s performance of any of MARKETER’s obligations under this Agreement, then, in addition to all other rights and remedies afforded to CITGO under this Agreement and applicable law, CITGO may take such action as CITGO deems reasonable.

e.           As referenced in Section 12 of this Agreement, CITGO shall have the right, but not the obligation, to apply the proceeds of Payment Card (as defined in Section 12) invoices, or any other credits which may be otherwise owing to MARKETER, toward the payment of any indebtedness which is owed or may be owed by MARKETER to CITGO. MARKETER grants to CITGO a security interest in all Payment Card invoices and proceeds from such Payment Card invoices to secure the payment of Motor Fuel(s) purchases from CITGO, and agrees to execute documents reasonably necessary to perfect such security interest.

6.           BRANDS AND TRADE NAMES.

Subject to the following, CITGO hereby grants to MARKETER for the term of this Agreement, the right to use CITGO’s applicable brand names, trademarks and other forms of CITGO’s identification, in the manner established by CITGO from time to time, in connection with the resale by MARKETER of CITGO Motor Fuels.

a. CITGO reserves the right to control fully the quality and branding of CITGO Motor Fuels which may be sold and/or distributed under CITGO’s brands and trade names. This includes the right to terminate or add types of Motor Fuel(s) to those which are currently available for purchase from CITGO, or to change the name or names of any CITGO Motor Fuels. MARKETER shall offer for sale all branded CITGO Motor Fuels that are delivered under such brand names, trademarks and trade names of CITGO as may be in use at the time of sale thereof. MARKETER shall not adulterate, change or alter the nature, quality or appearance of any of the Motor Fuels purchased hereunder.

b. If MARKETER elects to sell Motor Fuel(s) not purchased or acquired under this Agreement, MARKETER shall not allow nor permit the use of CITGO’s brand names, trademarks, trade dress, and all other forms of CITGO identification, in connection with the resale of such Motor Fuel(s). CITGO’s “brand names and trademarks,” as used herein, include CITGO’s logos, brand identification, product and service advertising, payment cards, product names and service marks. CITGO’s “trade dress” refers to the manner and style of advertising material, including color graphics and art work on product labels, point of purchase (“POP”) material, buildings, signs, pumps and other equipment.

c. Any non-CITGO Motor Fuels sold by or through MARKETER shall be clearly identified and labeled in such language and print at least comparable in size to CITGO’s brand names, trademarks, trade dress, and other forms of CITGO identification in order to make it unmistakably clear that such Motor Fuels are not CITGO Motor Fuels; the intent of this requirement is to preclude any likelihood of public confusion, mistake or deception. As an example, but not by way of limitation, if a MARKETER sells Motor Fuel(s) from a product dispenser which was not purchased or acquired under this Agreement, the MARKETER shall completely obliterate the CITGO brand names, trademarks, trade dress, and all other forms of CITGO identification. The designation “NO BRAND, THIS IS NOT A CITGO PRODUCT” shall appear in print at least comparable in size to the largest CITGO identification being used on any similar Motor Fuel(s) dispenser.

d. MARKETER agrees that if a customer of the MARKETER requests CITGO Motor Fuel(s) and such Motor Fuel(s) is not available, the customer of the MARKETER will be orally advised by the MARKETER that such CITGO Motor Fuel(s) is not available.

e. MARKETER recognizes that the identification, trademark and brand names of CITGO are the property of CITGO and the requirements as herein stated relating to the use of such identification, including their incorporation in any advertising campaign organized, supervised or paid for by MARKETER (to include advertisements on motor vehicles and dispensing equipment), are reasonable and of material significance to the franchise relationship. Accordingly, it is further agreed that a failure by the MARKETER to comply with the terms and provisions of this Section 6 shall constitute grounds for termination and/or non-renewal of this Agreement.

f. All signs, poles and identification items (collectively, “CITGO Branding Material”) furnished to MARKETER by CITGO for display at locations through which MARKETER supplies CITGO Motor Fuels for resale, shall be erected, installed and maintained in accordance with CITGO’s image specifications. MARKETER shall bear all responsibility for costs involved in such maintenance and repair of CITGO Branding Material, as well as any removal costs.

g. MARKETER understands and agrees that CITGO Branding Material will only be provided to those Locations that fulfill CITGO’s image standards and requirements. Therefore, MARKETER shall not make available or erect any CITGO Branding Material at any location that has not been approved in writing by CITGO nor shall MARKETER relocate any CITGO Branding Material without CITGO’s prior written consent.

h. MARKETER agrees to purchase insurance sufficient to cover the repair and/or replacement value of all CITGO Branding Material. MARKETER further agrees to indemnify and hold CITGO harmless from and against any and all damages and/or claims for damages arising out of the installation, use, repair, maintenance, or removal of all CITGO Branding Material or other equipment, furnished or leased to MARKETER by CITGO.

i. CITGO retains title to and all ownership rights in all CITGO Branding Material that bears CITGO ‘s name, trademarks and/or trade dress. MARKETER agrees to advise the owners and/or occupants of the Locations to which it supplies CITGO Motor Fuels (“MARKETER’s Retailers” or “Retailers”) of CITGO’s ownership of CITGO Branding Material. MARKETER further agrees to notify its Retailers that MARKETER, CITGO, or an authorized representative of either party, has the right to remove same from the premises at any time.

j. All CITGO Branding Material that has been furnished by CITGO to any Location, including any installation costs paid by CITGO, shall be amortized over a sixty (60) month period on a straight-line basis. Should any such Location be debranded within the sixty (60) month amortization period, the MARKETER shall pay to CITGO the unamortized portion of the costs associated with the CITGO Branding Material as of the date of debranding. Notwithstanding the MARKETER’s obligation to pay the unamortized portion of the costs, the ownership of that portion of the CITGO Branding Material that does not contain CITGO’s name and trademarks shall pass to MARKETER upon installation of the Branding Material. Further, after the CITGO Branding Material is fully amortized, title to such Branding Material shall pass to MARKETER. Notwithstanding anything to the contrary, CITGO shall permanently retain ownership of sign faces, decals and other identification items that contain CITGO’s name and trademarks.

k. MARKETER agrees to comply with applicable federal, state or local laws, statutes, codes, rules, ordinanaces, regulations and orders (collectively, “Laws”) regarding the filing and payment of any taxes, fines, and fees regarding all signage, CITGO Branding Material, POP, EPOS and/or Payment Card equipment.

l. Upon debranding a Location, MARKETER shall remove all identification items, including CITGO Branding Material, furnished or leased by CITGO within thirty (30) days. Identification items shall be removed by MARKETER, CITGO or an authorized representative of either Party, at MARKETER’s expense. CITGO has the right to remove all CITGO Branding Material not removed in a timely manner and charge MARKETER for the cost of removal.

7.           RETAIL APPEARANCE.

MARKETER shall operate or cause to operate MARKETER’s Locations, including all buildings, equipment, restrooms, sidewalks, parking lots and driveways located on the premises, in a clean, healthful and lawful manner, and in compliance with CITGO’s image guidelines.

a. MARKETER further acknowledges that CITGO does not want its brand and trademarks associated with illegal merchandise. Further, MARKETER will not sell or allow MARKETER’s Locations to sell illegal materials, or to sell legal materials in a manner disparaging to CITGO’s brand image, upon premises displaying the CITGO brand and trademarks.

b. MARKETER shall participate in CITGO’s sales and advertising programs including displaying POP advertising materials where legally permissible.

c. MARKETER is responsible for ensuring that MARKETER’s Locations comply with CITGO’s image guidelines and other applicable provisions of this Agreement.

d. CITGO shall have the right to debrand or require MARKETER to debrand any Location that fails to meet the provisions of this Section 7. CITGO shall have the right to inspect the retail location to confirm compliance with this Section 7.

8.           ALLOCATION.

If CITGO, because of a shortage of crude oil, raw materials, products, or refining capacity, either of its own, or of its other regular sources of supply, or in the industry generally, or because of governmental regulations, or for any other reason, deems that it may be unable to meet all of its supply requirements, CITGO may allocate its CITGO Motor Fuels among its various customers pursuant to a plan, method or formula as CITGO believes fair and reasonable. MARKETER agrees to be bound by any such allocation. During the period of such allocation, the provisions of Section 2 relating to volume requirements shall not be effective, and the quantity deliverable under this Agreement shall then be such quantity as CITGO determines it can allocate to MARKETER. Upon cessation of any such period of allocation, neither CITGO nor MARKETER shall be obligated to make up any quantities omitted pursuant to the provisions herein.

9.           CLAIMS.

Any claim for defect or variance in quality of CITGO Motor Fuels furnished hereunder shall be made in writing to CITGO within five (5) business days after discovery of the defect or variance. CITGO shall be furnished samples adequate to test the Motor Fuels claimed to be defective and shall be afforded the opportunity to take its own samples. Any and all claims not made within the time and in the manner herein provided shall be deemed waived and released by the MARKETER.

10.           WARRANTIES AND DISCLAIMERS.

a.           CITGO warrants good title to the Motor Fuels delivered to MARKETER, as set forth in Section 3, and further warrants that the Motor Fuels: (1) will meet, in all material respects, CITGO’s specifications and octane ratings for the Motor Fuels, and (2) will comply with all applicable federal, state and local laws and regulations in effect at the time and place of delivery.

b.           CITGO MAKES NO OTHER WARRANTIES OF ANY KIND OR NATURE WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

11.           LIMITATION OF LIABILITY.

a. MARKETER’S SOLE AND EXCLUSIVE REMEDY FOR ANY CLAIM ARISING FROM OR IN CONNECTION WITH ANY ALLEGED FAILURE OF OR DEFECT IN ANY BRANDED MOTOR FUELS SOLD BY CITGO (WHETHER THAT CLAIM IS FOR BREACH OF CONTRACT OR WARRANTY OR IS UNDER TORT, STRICT LIABILITY, STATUTE OR OTHERWISE) IS (1) AT CITGO’S OPTION, REPLACEMENT OF THE FAILED, DEFECTIVE OR NON-CONFORMING BRANDED MOTOR FUELS OR REIMBURSEMENT OF THE PURCHASE PRICE THEREOF, AND (2) REIMBURSEMENT OF THE REASONABLE COST OF REPAIR OR REPLACEMENT OF ANY PARTS THAT ARE DAMAGED DIRECTLY BY THE USE OF THE FAILED, DEFECTIVE OR NON-CONFORMING BRANDED MOTOR FUELS.

b. IN NO EVENT WILL CITGO BE LIABLE OR RESPONSIBLE FOR ANY INCIDENTAL, INDIRECT, SPECIAL, EXEMPLARY, PUNITIVE, OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, ECONOMIC LOSS AND LOSS OF PROFITS), WHETHER UNDER TORT, BREACH OF CONTRACT OR WARRANTY, STRICT LIABILITY, STATUTE OR OTHERWISE.

12.           PAYMENT CARDS.

a. MARKETER shall accept as payment from retail customers CITGO-approved credit, debit and payment cards (collectively, “Payment Cards”) in accordance with the provisions of CITGO’s Payment Card Guide and Regulations, a copy of which has been provided to MARKETER. All Payment Cards are required to be processed through the CITGO Electronic Point of Sale (“EPOS”) Network.

b. CITGO shall have the right, in its sole discretion, to amend or terminate the Payment Card Guide and Regulations and/or discontinue its program at any time. CITGO may reject or charge back any Payment Card invoices not conforming to the Payment Card Guide and Regulations. MARKETER further agrees that upon such rejection or charge back, the value of the Payment Card invoices which were rejected or charged back shall become immediately due and owing from MARKETER to CITGO and may be deducted from subsequent settlements of Payment Card transactions.

c. MARKETER expressly agrees that CITGO shall have the right but not the obligation to apply the proceeds of Payment Card invoices or any other credits which may be owing to MARKETER toward the payment of any indebtedness owed by MARKETER to CITGO. MARKETER grants to CITGO a security interest in all Payment Card invoices and proceeds from such Payment Card invoices to secure the payment of Motor Fuel purchases from CITGO, and agrees to execute documents reasonably necessary to perfect such security interest.

d. MARKETER further agrees to maintain in good working order all of the EPOS Systems located at the Locations. For the purposes of this Section, “good working order” includes having the EPOS Systems properly configured and operating on the most current Payment Card Industry Data Security Standard-compliant version of the application software and hardware. CITGO shall have the right to deactivate the EPOS System for any Location that fails to comply with this “good working order” requirement.

13.           FORCE MAJEURE.

a. In the event that either Party hereto is hindered, delayed or prevented from performing this Agreement because of Force Majeure, the obligation of the party so affected shall be suspended and proportionally abated during the continuance of the Force Majeure condition and the Party so affected shall not be liable in damages or otherwise for its failure to perform.

b. The term “Force Majeure” as used herein shall mean any cause or condition beyond the control of either Party hereto that hinders, delays or prevents performance of this Agreement, including, but not limited to (i) act of God, flood, fire, explosion, war, riot, strike and other labor disturbance; (ii) failure in, or inability to obtain on reasonable terms, raw materials, finished products, transportation facilities, storage facilities and/or manufacturing facilities; (iii) diminution, nonexistence or redirection of supplies as a result of compliance by CITGO, voluntary or otherwise, with any request, order, requisition or necessity of the government or any governmental officer, agent or representative purporting to act under authority, or with any governmental or industry rationing, allocation or supply program; (iv) governmental action not initiated by either Party (including legislation, regulation or court order), unusually severe economic conditions (including extraordinary increases in retail Motor Fuels prices), changes in fuel consumption standards (whether voluntary or mandated by law) or powertrain fuel source; and (v) CITGO’s inability to meet the demand for its Motor Fuels at CITGO’s normal and usual source points for supplying MARKETER, regardless of whether CITGO may have been forced to divert certain supplies from such source points in order to alleviate shortages at other distribution points.

c. If by reason of any Force Majeure condition, CITGO shall be unable to supply the requirements of all of its customers of any Motor Fuel(s) covered by this Agreement, CITGO’s obligation while such condition exists shall, at its option, be reduced to the extent necessary in its sole judgment and discretion to apportion fairly and reasonably among CITGO’s customers the amount of Motor Fuel(s) which it is able to supply.  MARKETER shall not hold CITGO responsible in any manner for any losses or damages which MARKETER may claim as a result of any such apportionment. CITGO shall not be required to make up any deficiency in any Motor Fuel(s) not delivered as a result of any such apportionment. In no event shall any Force Majeure condition affect MARKETER’s obligation to pay for CITGO Motor Fuels when due.

14.           TERMINATION AND NON-RENEWAL.

CITGO’s rights to terminate or elect not to renew this Franchise Relationship are as specified in Title I of the PMPA as may be amended from time to time.

MARKETER shall be entitled to terminate this Agreement (i) in the event of a material breach hereof by CITGO or (ii) in accordance with any addendum hereto.

15.           HANDLING OF MOTOR FUELS.

a. MARKETER acknowledges and agrees that the Motor Fuels being sold under this Agreement, by their nature, require special precautions in handling and that MARKETER, its employees, agents and Retailers are, and will remain, fully informed as to current and future governmental regulations and approved procedures relating thereto. MARKETER is solely responsible for compliance with all applicable Laws relative to receiving, transporting, storing, pricing, selling, dispensing, and distributing Motor Fuels covered hereunder. MARKETER will advise its employees, agents, and Retailers who are involved in the ordering, selling, dispatching, handling, transporting, transferring and delivery of Motor Fuels of the applicable Laws and further agrees to provide appropriate training to such personnel to ensure compliance therewith. MARKETER is also solely responsible for the proper disposal of waste materials generated at any of MARKETER’s Locations. MARKETER shall not adulterate, contaminate or add any components to CITGO Motor Fuels, or allow others to do so, the effect of which would result in Motor Fuels no longer complying with applicable Laws, without first obtaining CITGO’s written approval.

b. All CITGO-branded Locations must conform with CITGO’s quality assurance programs and thus, are subject to random and periodic Motor Fuels sampling. MARKETER shall allow CITGO, and its authorized representatives, access to the CITGO-branded Locations for the purpose of acquiring samples for testing under CITGO’s quality assurance programs to ensure that CITGO Motor Fuels marketed, distributed or supplied by MARKETER are in compliance with all applicable Laws. MARKETER shall allow the RFG Survey Association, its agents and contractors, the same access. CITGO shall provide to MARKETER a copy of the results of any such sampling and testing.

c. MARKETER shall provide to CITGO a copy of the results of any testing that was performed on the Motor Fuels by MARKETER, or that were received by MARKETER from the U.S. Environmental Protection Agency (“EPA”), its contractors, or any other third party. In the event that a violation of the federal or state requirements for gasoline is detected, whether by testing or otherwise, MARKETER shall immediately cease selling the non-complying Motor Fuel and take such further action as is necessary to remedy the violation, including such action as CITGO or the EPA may request. Furthermore, MARKETER must immediately report any violations to CITGO and advise CITGO of corrective actions, steps to prevent further violations, steps to identify the cause(s) of the violations and the results of resampling and testing. This reporting must be in writing.

d. FEDERAL VOLATILITY REGULATIONS AND RFG/ANTI-DUMPING REGULATIONS: The U.S. Environmental Protection Agency (“EPA”) has promulgated regulations restricting the maximum allowable reid vapor pressure (“RVP”) for gasoline (40 CFR Part 80, 80.27). Additionally, various states have promulgated regulations restricting the maximum allowable RVP of gasoline and, in some cases, these regulations exceed the federal requirement. These regulations provide for the imposition of substantial penalties whenever violations occur.

The EPA requires that only RFG may be delivered to retail locations that are located within various ozone nonattainment areas (“RFG Areas”).

While CITGO will supply MARKETER with Motor Fuels to meet the regulations, it is also MARKETER’s responsibility to comply with the regulations. These regulations prescribe various rules concerning segregation of RFG, product transfer documentation when transferring custody or title through the distribution chain, quality assurance programs, fuel additive requirements, retention of records for five years, varying specification by regions and registration with the EPA. These regulations also provide for the imposition of substantial penalties whenever violations occur.

MARKETER further agrees to comply with all applicable posting and labeling Laws and regulations, including but not limited to those pertaining to octane ratings, lead, oxygenates and Renewable Fuels. Under this Agreement, a Renewable Fuel is a fuel that is produced from renewable biomass and used to replace or reduce the quantity of fossil fuel present in a transportation fuel, home heating oil, or jet fuel. This includes, but is not limited to, denatured fuel ethanol, cellulosic biomass ethanol, waste derived ethanol, biodiesel (mono-alkyl ester), non-ester renewable diesel, and blending components derived from Renewable Fuel.

e. SUBSEQUENT RENEWABLE FUEL BLENDING: Except when required

by Law, MARKETER may not blend Renewable Fuel into CITGO Motor Fuels without prior written consent from CITGO. MARKETER may request permission for such blending by providing a written request to CITGO that contains, at minimum, the following information:  blending location, blending rate, and description of

MARKETER’s quality assurance program. Provided that it is not prohibited by Law, in the event that MARKETER elects to blend Renewable Fuel into CITGO Motor Fuels, MARKETER shall release, defend and indemnify CITGO from and against any and all lawsuits, claims, damages, costs and expenses which arise from or relate to such blending. With respect to Reformulated Blendstock for Oxygenate Blending (RBOB), only CITGO or its designee may blend Renewable Fuel.

f. DIESEL FUEL REGULATIONS: The EPA has promulgated regulations restricting the maximum allowable sulfur in diesel fuels (40 CRF Part 80, 80.500). The highway diesel fuel sulfur program, finalized in 2001, resulted in the nationwide transition in 2006 of most diesel fuel from low-sulfur diesel (LSD) containing a maximum of 500ppm sulfur, to ultra-low sulfur diesel (ULSD), containing a maximum of 15ppm sulfur. Federal regulations require the labeling of diesel fuel pumps with specific language notifying persons dispensing diesel fuel into vehicles of the sulfur standard of the fuel, and the vehicles for which it is appropriate. MARKETERS and/or Retailers that fail to comply with the diesel pump labeling and ULSD sales and transfer requirements (1) are subject to penalties under the Clean Air Act and (2) will be responsible for defending and indemnifying CITGO for any fees, penalties, or fines associated with the failure to comply with the above-referenced federal requirements.

g. MARKETER further agrees to comply or to require compliance with all Laws pertaining to underground storage tanks and fuel lines which hold or transfer CITGO Motor Fuels. MARKETER’s obligations include, but are not limited to, compliance with Laws relating to leak detection, spill protection, remediation, corrosion control, reporting, closure, recordkeeping, financial responsibility and/or pollution insurance.

h. CITGO shall have the right to inspect all CITGO-branded Locations and to obtain samples of all CITGO Motor Fuels that are sold at those Locations. Upon written request, CITGO shall provide to MARKETER a copy of the results of such sampling. Should CITGO determine that such samples are not CITGO Motor Fuels, CITGO may take such action as it deems appropriate, including imposing fines, debranding the Location or terminating this Agreement.

16.           INDEMNITY AND WAIVER OF EXPRESS NEGLIGENCE.

a. MARKETER hereby releases and agrees to defend, indemnify and hold CITGO, its parent, subsidiaries, affiliates, agents, servants, employees, successors and assigns (collectively, the “CITGO Parties”), harmless from and against any and all claims, suits, losses, obligations, liabilities, injuries, and damages, including attorneys’ fees and costs of litigation, for death, personal injury, property damage or any other claim whatsoever arising out of any failure by MARKETER, to perform, fulfill or observe any obligation or liability of MARKETER as set forth in this Agreement, or any negligent act or omission by MARKETER, or any cause or condition of any kind directly or indirectly arising in connection with the use, occupancy, maintenance, upkeep, repair, replacement or operation of any place of business, service station or marketing premises (including, but not limited to, adjacent sidewalks, driveways, parking lots, curbs, signs, poles and all other fixtures and equipment located thereon) which place of business, service station or marketing premise is or was either directly or indirectly owned, leased, operated, supplied, franchised, or licensed by or through MARKETER.

b. MARKETER hereby releases and agrees to defend, indemnify and hold the CITGO Parties harmless from and against any and all claims, suits, losses, obligations, injuries, liabilities and damages, including attorneys’ fees and costs of litigation, resulting from or relating to the shipment, delivery, use, storage, handling, pricing, dispensing and sale of Motor Fuels, including, but not limited to, the seepage or leakage of any Motor Fuels from storage tanks, pumps, dispensers and piping, and fire or explosion at any place of business, service station or marketing premises, which place of business, service station or marketing premises is or was either directly or indirectly owned, leased, operated, supplied, franchised or licensed by or through MARKETER, whether such claims, suits, losses, obligations, injuries, liabilities, and damages, including attorneys’ fees and costs of litigation, are caused by the acts or omissions, negligent or otherwise, of some third party (other than CITGO Parties).

c. MARKETER shall defend, indemnify and hold the CITGO Parties harmless from and against any fines, penalties, taxes, judgments, charges, or expenses, including attorneys’ fees and costs of litigation, for violations of any Law caused by any act or omission, in whole or in part, whether negligent or otherwise, of MARKETER, its Retailers, agents, servants, employees, contractors, successors, assigns or licensees.

d. MARKETER’s duty to defend and indemnify, as set forth in the above Subsections, is independent of and not contingent upon its insurance carrier’s agreement to cover a particular claim.

17.           INSURANCE.

MARKETER shall obtain and maintain, at its own expense, insurance through an insurer acceptable to CITGO. Such insurance shall include:

a. Worker’s Compensation Insurance covering MARKETER’s employees; and, Employer’s Liability Insurance with a minimum limit of FIVE HUNDRED THOUSAND DOLLARS ($500,000) per occurrence.

b. Commercial General Liability insurance, including contractual liability and products-completed operations liability, explosion, collapse and underground liability, as well as coverage on all contractor’s equipment (other than motor vehicles licensed for highway use) owned, hired, or used in performance of this Agreement, having a minimum combined single limit of ONE MILLION DOLLARS ($1,000,000) each occurrence (or the equivalent) for bodily injury and property damage including personal injury, with an aggregate limit of TWO MILLION DOLLARS ($2,000,000).

c. Automobile Liability Insurance, including contractual liability covering all motor vehicles owned, hired, or used in the performance of this Agreement, with a minimum combined single limit of ONE MILLION DOLLARS ($1,000,000) each occurrence (or the equivalent) for bodily injury and property damage.

The foregoing are minimum insurance requirements only and may not adequately meet the entire insurance needs of MARKETER. MARKETER shall list CITGO as an additional insured on all insurance policies described in Subsections (b) and (c) above and such insurance shall not be subject to other insurance clauses. Upon CITGO’s request, MARKETER shall furnish CITGO certificates of insurance that indicate MARKETER’s compliance with the provisions contained in this Section. MARKETER shall not cancel or materially change its insurance coverage without providing CITGO thirty (30) business days’ advance written notice.

MARKETER shall require MARKETER’s Retailers who are handling CITGO Motor Fuel(s) to comply with the insurance requirements described in Subsections (a)-(c) above.

All insurance requirements are a separate obligation and not subject to any other terms and conditions of this Agreement.

18.           ASSIGNMENT/TRANSFER.

Either Party may assign this Agreement only with the prior written consent of the other Party; such consent may not be unreasonably withheld or delayed.

19.           RELATIONSHIP OF THE PARTIES.

Under this Agreement, MARKETER shall act solely as an independent contractor. This Agreement does not establish any relationship of partnership, joint venture, employment or agency between CITGO and MARKETER or MARKETER’s Retailers, nor does this Agreement establish on CITGO’s behalf a contractual right to control MARKETER, MARKETER’s Retailers or MARKETER’s Locations. CITGO shall not have any authority, actual control, supervision, or direction over any aspect of (i) MARKETER’s business, finances, and/or operations, or (ii) any third-party business, finances, and/or operations arising from this Agreement. MARKETER shall have no right or authority, and shall not attempt to enter into any contract, commitment, or agreement, or incur any debt or liability of any nature, in the name of or on behalf of CITGO unless expressly authorized by CITGO in writing.

20.           CHOICE OF LAW, VENUE, AND CONSENT TO JURISDICTION.

a. This Agreement shall be governed by the laws of the State of Texas without regard to its choice of law rules, and shall be governed and construed in accordance with the laws of that State in all respects, including, without limitation matters of construction, validity and performance. The Parties further agree that the venue for any proceeding relating to or arising out of this Agreement shall be the federal district courts located in either Charlotte, North Carolina or Houston, Texas. If MARKETER initiates legal action, then it may file suit in the federal district court located in Charlotte, North Carolina. If CITGO initiates legal action, then it may file suit in the federal district court located in Houston, Texas.

b. The Parties hereby irrevocably submit themselves to the jurisdiction of the United States District Court for the Southern District of Texas, Houston Division, and/or the United States District Court for the Middle District of North Carolina. The Parties hereby waive all questions of personal jurisdiction for the purposes of carrying out this Subsection.

c. The Parties hereby agree that service of process may be made upon either of them in any proceeding relating to or arising from this Agreement, or the relationship created by this Agreement, by any means authorized under Texas or federal Law.

21.           WAIVER OF JURY TRIAL.

CITGO AND MARKETER HEREBY UNCONDITIONALLY WAIVE THEIR RIGHTS TO A JURY TRIAL ON ANY CLAIM OR CAUSE OF ACTION BASED UPON, RELATING TO OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT AND THE COMMERCIAL RELATIONSHIP CREATED THEREBY. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS PROOF OF WRITTEN CONSENT TO TRIAL BY THE COURT.

22.           GENERAL PROVISIONS.

a. This Agreement shall bind the executors, administrators, personal representatives, assigns and successors of the respective Parties. The right of either Party to require strict performance by the other Party hereunder shall not be affected by any previous waiver, forbearance or course of dealing. No delay or omission by CITGO in exercising or enforcing any right or power accruing upon any breach of this Agreement by MARKETER shall impair any such right or power, or shall be construed to be a waiver of any breach of this Agreement, or any acquiescence therein.

b. All notices hereunder shall be deemed to have been sufficiently given when hand delivered or mailed by certified mail to the Parties at the addresses above, or such other addresses as may be furnished to the other in writing by certified mail. All notices sent to CITGO shall be sent to the “General Manager, Light Oils Marketing,” with a carbon copy sent to “General Counsel.”

c. All understandings and agreements relating to the subject matter hereof either verbal or written, except insofar as incorporated in this Agreement, are hereby canceled and withdrawn. CITGO has made no promises, claims or representations to MARKETER which are not contained in this Agreement. This Agreement constitutes the entire agreement of the Parties with respect to the subject matter hereof and may be altered only by writing signed by the Parties.

d. CITGO hereby reserves any and all rights afforded by the PMPA. No failure to mention any such right in the express terms of this Agreement shall constitute a waiver of any rights afforded thereunder.

e. MARKETER shall pay, in addition to all other amounts payable, the actual expenditures of CITGO, including attorneys’ fees, for legal process or proceeding to enforce any right or obligations hereunder. MARKETER’s responsibility for payment of fees under this Agreement is independent of, and in addition to, any right to fees granted CITGO under the PMPA or other applicable law or statute, provided that no duplication of fees shall be permitted.

f. This Agreement shall not be binding upon CITGO until it has been duly accepted by CITGO as evidenced by the signature of its authorized designee. Commencement of dealing between the Parties shall not be deemed a waiver of this requirement. The Parties have entered into the Agreement freely and voluntarily, and not as a result of duress or coercion. The Parties were represented by counsel, or had the opportunity to consult with counsel prior to entering into this Agreement.

IN WITNESS WHEREOF, the Parties have caused this instrument to be duly executed the day and year first above written.

CITGO PETROLEUM CORPORATION	THE PANTRY, INC.
By: /s/ J. E. Click____________________	By: /s/ Terry Marks________________
Print Name: J. E. Click______________	Print Name: :Terry Marks___________
Title: Region Manager	Title: CEO
Witness: I. J. White_________________	Witness: ________________________

REVISED SUMMARY OF TITLE 1 OF THE PETROLEUM MARKETING PRACTICES ACT

Office of the Secretary
REVISED SUMMARY OF TITLE I
OF THE PETROLEUM
MARKETING PRACTICES ACT

AGENCY: Department of Energy.
ACTION: Notice.

SUMMARY: This notice contains a summary of Title I of the Petroleum Marketing Practices Act, as amended (the Act). The Petroleum Marketing Practices Act was originally enacted on June 19, 1978, and was amended by the Petroleum Marketing Practices Act Amendments of 1994, enacted on October 19, 1994. On August 30, 1978, the Department of Energy published in the Federal Register a summary of the provisions of Title I of the 1978 law, as required by the Act. The Department is publishing this revised summary to reflect key changes made by the 1994 amendments.

The Act is intended to protect franchised distributors and retailers of gasoline and diesel motor fuel against arbitrary or discriminatory termination or non-renewal of franchises. This summary describes the reasons for which a franchise may be terminated or not renewed under the law, the responsibilities of franchisors, and the remedies and relief available to franchisees. The Act requires franchisors to give franchisees copies of the summary contained in this notice whenever notification of termination or non-renewal of a franchise is given.

FOR FURTHER INFORMATION CONTACT:
Carmen Difiglio, Office of Energy Efficiency,
Alternative Fuels, and Oil Analysis (P0-62),
U.S. Department of Energy, Washington, D.C. 20585,
Telephone (202) 586-4444

Lawrence Leiken, Office of General Counsel (GC-73),
U.S. Department of Energy,
Washington, D.C. 20585,
Telephone (202) 586-6978

SUPPLEMENTARY INFORMATION:
Title I of the Petroleum Marketing Practices Act, as amended, 15 U.S.C. §§2801-2806 provides for the protection of franchised distributors and retailers of motor fuel by establishing minimum Federal standards governing the termination of franchises and the non-renewal of franchise relationships by the franchisor or distributor of such fuel.

Section 104(d)(1) of the Act required the Secretary of Energy to publish in the Federal

Register a simple and concise summary of the provisions of Title I, including a statement of the respective responsibilities of, and the remedies and relief available to, franchisors and franchisees under that title. The Department published this summary in the Federal Register on August 30, 1978. 43 F.R. 38743 (1978).

In 1994 the Congress enacted the Petroleum Marketing Practices Act Amendments to affirm and clarify certain key provisions of the 1978 statute. Among the key issues addressed in the 1994 amendments are: (1) termination or non-renewal of franchised dealers by their franchisors for purposes of conversion to “company” operation; (2) application of state law; (3) the rights and obligations of franchisors and franchisees in third-party lease situations; and (4) waiver of rights limitations. See H.R. REP. NO. 737, 103rd Cong., 2nd Sess. 2 (1994), reprinted in 1994 U.S.C.C.A.N. 2780. Congress intended to: (1) make explicit that upon renewal a franchisor may not insist on changes to a franchise agreement where the purpose of such changes is to prevent renewal in order to convert a franchisee-operated service station into a company-operated service station; (2) make clear that where the franchisor has an option to continue the lease or to purchase the premises but does not wish to do so, the franchisor must offer to assign the option to the franchisee; (3) make clear that no franchisor may require, as a condition of entering or renewing a franchise agreement, that a franchisee waive any rights under the Petroleum Marketing Practices Act, any other Federal law, or any state law; and (4) reconfirm the limited scope of Federal preemption under the Act. Id.

The summary which follows reflects key changes to the statute resulting from the 1994 amendments. The Act requires franchisors to give copies of this summary statement to their franchisees when entering into an agreement to terminate the franchise or not to renew the franchise relationship, and when giving notification of termination or non-renewal. This summary does not purport to interpret the Act, as amended, or to create new legal rights.

In addition to the summary of the provisions of Title I, a more detailed description of the definitions contained in the Act and of the legal remedies available to franchisees is also included in this notice, following the summary statement.

SUMMARY OF LEGAL RIGHTS OF MOTOR FUEL FRANCHISEES

This is a summary of the franchise protection provisions of the Federal Petroleum Marketing Practices Act, as amended in 1994 (the Act), 15 U.S.C. §§ 2801-2806. This summary must be given to you, as a person holding a franchise for the sale, consignment or distribution of gasoline or diesel motor fuel, in connection with any termination or non-renewal of your franchise by your franchising company (referred to in this summary as your supplier).

You should read this summary carefully, and refer to the Act if necessary, to determine whether a proposed termination or non-renewal of your franchise is lawful, and what legal remedies are available to you if you think the proposed termination or failure to renew is not lawful. In addition, if you think your supplier has failed to comply with the Act, you may wish to consult an attorney in order to enforce your legal rights.

The franchise protection provisions of the Act apply to a variety of franchise agreements. The term “franchise” is broadly defined as a license to use a motor fuel trademark which is owned or controlled by a refiner, and it includes secondary arrangements such as leases of real property and motor fuel supply agreements which have existed continuously since May 15, 1973, regardless of a subsequent withdrawal of a trademark. Thus, if you have lost the use of a trademark previously granted by your supplier but have continued to receive motor fuel supplies through a continuation of a supply agreement with your supplier, you are protected under the Act.

Any issue arising under your franchise which is not governed by this Act will be governed by the law of the State in which the principal place of business of your franchise is located.

Although a State may specify the terms and conditions under which your franchise may be transferred upon the death of the franchisee, it may not require a payment to you (the franchisee) for the goodwill of a franchise upon termination or non-renewal.

The Act is intended to protect you, whether you are a distributor or a retailer, from arbitrary or discriminatory termination or non-renewal of your franchise agreement. To accomplish this, the Act first lists the reasons for which termination or non-renewal is permitted. Any notice of termination or non-renewal must state the precise reason, as listed in the Act, for which the particular termination or non-renewal is being made. These reasons are described below under the headings “Reasons for Termination” and “Reasons for Non-renewal.”

The Act also requires your supplier to give you a written notice of termination or intention not to renew the franchise within certain time periods. These requirements are summarized below under the heading “Notice Requirements for Termination or Non-renewal.”

The Act also provides certain special requirements with regard to trial and interim franchise agreements, which are described below under the heading “Trial and Interim Franchises.”

The Act gives you certain legal rights if your supplier terminates or does not renew your franchise in a way that is not permitted by the Act. These legal rights are described below under the heading “Your Legal Rights.”

The Act contains provisions pertaining to waiver of franchisee rights and applicable State law. These provisions are described under the heading “Waiver of Rights and Applicable State Law.”

This summary is intended as a simple and concise description of the general nature of your rights under the Act. For a more detailed description of these rights, you should read the text of the Petroleum Marketing Practices Act, as amended in 1994 (15 U.S.C. §§2801-2806). This summary does not purport to interpret the Act, as amended, or to create new legal rights.

I.           REASONS FOR TERMINATION

If your franchise was entered into on or after June 19, 1978, the Act bars termination of your franchise for any reasons other than those reasons discussed below. If your franchise was entered into before June 19, 1978, there is no statutory restriction on the reasons for which it may be terminated. If a franchise entered into before June 19, 1978, is terminated, however, the Act requires the supplier to reinstate the franchise relationship unless one of the reasons listed under this heading or one of the additional reasons for non-renewal described below under the heading “Reasons for Non-renewal” exists.

A. Noncompliance with franchise agreement.
Your supplier may terminate your franchise if you do not comply with a reasonable and important requirement of the franchise relationship. However, termination may not be based on a failure to comply with a provision of the franchise that is illegal or unenforceable under applicable Federal, State or local law. In order to terminate for noncompliance with the franchise agreement, your supplier must have learned of this noncompliance recently. The Act limits the time period within which your supplier must have learned of your non-compliance to various periods, the longest of which is 120 days, before you receive notification of the termination.

B. Lack of good faith efforts.
Your supplier may terminate your franchise if you have not made good faith efforts to carry out the requirements of the franchise, provided you are first notified in writing that you are not meeting a requirement of the franchise and you are given an opportunity to make a good faith effort to carry out the requirement. This reason can be used by your supplier only if you fail to make good faith efforts to carry out the requirements of the franchise within the period which began not more than 180 days before you receive the notice of termination.

C. Mutual agreement to terminate the franchise.
A franchise can be terminated by an agreement in writing between you and your supplier if the agreement is entered into not more than 180 days before the effective date of the termination and you receive a copy of that agreement, together with this summary statement of your rights under the Act. You may cancel the agreement to terminate within 7 days after you receive a copy of the agreement, by mailing (by certified mail) a written statement to this effect to your supplier.

D. Withdrawal from the market area.
Under certain conditions, the Act permits your supplier to terminate your franchise if your supplier is withdrawing from marketing activities in the entire geographic area in which you operate. You should read the Act for a more detailed description of the conditions under which market withdrawal terminations are permitted. See 15 U.S.C. §2802(b)(E).

E. Other events permitting a termination.
If your supplier learns within the time period specified in the Act (which in no case is more than 120 days prior to the termination notice) that one of the following events has occurred, your supplier may terminate your franchise agreement:
(1) Fraud or criminal misconduct by you that relates to the operation of your marketing premises.
(2) You declare bankruptcy or a court determines that you are insolvent.
(3)  You have a severe physical or mental disability lasting at least 3 months which makes you unable to provide for the continued proper operation of the marketing premises.
(4)  Expiration of your supplier’s underlying lease to the leased marketing premises, if (a) your supplier gave you written notice before the beginning of the term of the franchise of the duration of the underlying lease and that the underlying lease might expire and not be renewed during the term of the franchise; (b) your franchisor offered to assign to you, during the 90-day period after notification of termination or non-renewal was given, any option which the franchisor held to extend the underlying lease or to purchase the marketing premises (such an assignment may be conditioned on the franchisor receiving from both the landowner and the franchisee an unconditional release from liability for specified events occurring after the assignment); and (c) in a situation in which the franchisee acquires possession of the leased marketing premises effective immediately after the loss of the right of the franchisor to grant possession, the franchisor, upon the written request of the franchisee, made a bona fide offer to sell or assign to the franchisee the franchisor’s interest in any improvements or equipment located on the premises, or offered the franchisee a right of first refusal of any offer from another person to purchase the franchisor’s interest in the improvements and equipment.
(5)  Condemnation or other taking by the government, in whole or in part, of the marketing premises pursuant to the power of eminent domain. If the termination is based on a condemnation or other taking, your supplier must give you a fair share of any compensation which he receives for any loss of business opportunity or good will.
(6)  Loss of your supplier’s right to grant the use of the trademark that is the subject of the franchise, unless the loss was because of bad faith actions by your supplier relating to trademark abuse, violation of Federal or State law, or other fault or negligence.
(7)  Destruction (other than by your supplier) of all or a substantial part of your marketing premises. If the termination is based on the destruction of the marketing premises and if the premises are rebuilt or replaced by your supplier and operated under a franchise, your supplier must give you a right of first refusal to this new franchise.
(8)  Your failure to make payments to your supplier of any sums to which your supplier is legally entitled.
(9)  Your failure to operate the marketing premises for 7 consecutive days, or any shorter period of time which, taking into account facts and circumstances, amounts to an unreasonable period of time not to operate.
(10)  Your intentional adulteration, mislabeling or misbranding of Motor Fuels or other trademark violations.
(11)  Your failure to comply with Federal, State, or local laws or regulations of which you have knowledge and that relate to the operation of the marketing premises.
(12)  Your conviction of any felony involving moral turpitude.
(13)  Any event that affects the franchise relationship and as a result of which termination is reasonable.

II.           REASONS FOR NON-RENEWAL

If your supplier gives notice that he does not intend to renew any franchise agreement, the Act requires that the reason for non-renewal must be either one of the reasons for termination listed immediately above, or one of the reasons for non-renewal listed below.

A. Failure to agree on changes or additions to franchise.
If you and your supplier fail to agree to changes in the franchise that your supplier in good faith has determined are required, and your supplier’s insistence on the changes is not for the purpose of converting the leased premises to a company operation or otherwise preventing the renewal of the franchise relationship, your supplier may decline to renew the franchise.

B. Customer complaints.
If your supplier has received numerous customer complaints relating to the condition of your marketing premises or to the conduct of any of your employees, and you have failed to take prompt corrective action after having been notified of these complaints, your supplier may decline to renew the franchise.

C. Unsafe or unhealthful operations.
If you have failed repeatedly to operate your marketing premises in a clean, safe and healthful manner after repeated notices from your supplier, your supplier may decline to renew the franchise.

D. Operation of franchise is uneconomical.
Under certain conditions specified in the Act, your supplier may decline to renew your franchise if he has determined that renewal of the franchise is likely to be uneconomical. Your supplier may also decline to renew your franchise if he has decided to convert your marketing premises to a use other than for the sale of motor fuel, to sell the premises, or to materially alter, add to, or replace the premises.

III.           NOTICE REQUIREMENTS FOR TERMINATION OR NON-RENEWAL

The following is a description of the requirements for the notice which your supplier must give you before he may terminate your franchise or decline to renew your franchise relationship. These notice requirements apply to all franchise terminations, including franchises entered into before June 19, 1978 and trial and interim franchises, as well as to all non-renewals of franchise relationships.

A.           How much notice is required.
In most cases, your supplier must give you notice of termination or non-renewal at least 90 days before the termination or non-renewal takes effect.

In circumstances where it would not be reasonable for your supplier to give you 90 days notice, he must give you notice as soon as he can do so. In addition, if the franchise involves leased marketing premises, your supplier may not establish a new franchise relationship involving the same premises until 30 days after notice was given to you or the date the termination or non-renewal takes effect, whichever is later. If the franchise agreement permits, your supplier may repossess the premises and, in reasonable circumstances, operate them through his employees or agents.

If the termination or non-renewal is based upon a determination to withdraw from the marketing of motor fuel in the area, your supplier must give you notice at least 180 days before the termination or non-renewal takes effect.

B.           Manner and contents of notice.
To be valid, the notice must be in writing and must be sent by certified mail or personally delivered to you. It must contain:
(1) A statement of your supplier’s intention to terminate the franchise or not to renew the franchise relationship, together with his reasons for this action;
(2) The date the termination or non-renewal takes effect; and
(3) A copy of this summary.

IV.           TRIAL FRANCHISES AND INTERIM FRANCHISES

The following is a description of the special requirements that apply to trial and interim franchises.

A. Trial franchises.
A trial franchise is a franchise, entered into on or after June 19, 1978, in which the franchisee has not previously been a party to a franchise with the franchisor and which has an initial term of 1 year or less. A trial franchise must be in writing and must make certain disclosures, including that it is a trial franchise, and that the franchisor has the right not to renew the franchise relationship at the end of the initial term by giving the franchisee proper notice.

The unexpired portion of a transferred franchise (other than as a trial franchise, as described above) does not qualify as a trial franchise.

In exercising his right not to renew a trial franchise at the end of its initial term, your supplier must comply with the notice requirements described above under the heading “Notice Requirements for Termination or Non-renewal.”

B. Interim franchises.
An interim franchise is a franchise, entered into on or after June 19, 1978, the duration of which, when combined with the terms of all prior interim franchises between the franchisor and the franchisee, does not exceed three years, and which begins immediately after the expiration of a prior franchise involving the same marketing premises which was not renewed, based on a lawful determination by the franchisor to withdraw from marketing activities in the geographic area in which the franchisee operates.

An interim franchise must be in writing and must make certain disclosures, including that it is an interim franchise and that the franchisor has the right not to renew the franchise at the end of the term based upon a lawful determination to withdraw from marketing activities in the geographic area in which the franchisee operates.

In exercising his right not to renew a franchise relationship under an interim franchise at the end of its term, your supplier must comply with the notice requirements described above under the heading “Notice Requirements for Termination or Non-renewal.”

V.           YOUR LEGAL RIGHTS

Under the enforcement provisions of the Act, you have the right to sue your supplier if he fails to comply with the requirements of the Act. The courts are authorized to grant whatever equitable relief is necessary to remedy the effects of your supplier’s failure to comply with the requirements of the Act, including declaratory judgment, mandatory or prohibitive injunctive relief, and interim equitable relief. Actual damages, exemplary (punitive) damages under certain circumstances, and reasonable attorney and expert witness fees are also authorized. For a more detailed description of these legal remedies you should read the text of the Act. 15 U.S.C. §§2801-2806.

VI.           WAIVER OF RIGHTS AND APPLICABLE STATE LAW

Your supplier may not require, as a condition of entering into or renewing the franchise relationship, that you relinquish or waive any right that you have under this or any other Federal law or applicable State law. In addition, no provision in a franchise agreement would be valid or enforceable if the provision specifies that the franchise would be governed by the law of any State other than the one in which the principal place of business for the franchise is located.

FURTHER DISCUSSION OF TITLE I – DEFINITIONS AND LEGAL REMEDIES

I.           DEFINITIONS

Section 101 of the Petroleum Marketing Practices Act sets forth definitions of the key terms used throughout the franchise protection provisions of the Act. The definitions from the Act which are listed below are of those terms which are most essential for purposes of the foregoing summary statement. (You should consult section 101 of the Act for additional definitions not included here.)

A.           Franchise.
A “franchise” is any contract between a refiner and a distributor, between a refiner and a retailer, between a distributor and another distributor, or between a distributor and a retailer, under which a refiner or distributor (as the case may be) authorizes or permits a retailer or distributor to use, in connection with the sale, consignment, or distribution of motor fuel, a trademark which is owned or controlled by such refiner or by a refiner which supplies motor fuel to the distributor which authorizes or permits such use.

The term “franchise” includes any contract under which a retailer or distributor (as the case may be) is authorized or permitted to occupy leased marketing premises, which premises are to be employed in connection with the sale, consignment, or distribution of motor fuel under a trademark which is owned or controlled by such refiner or by a refiner which supplies motor fuel to the distributor which authorizes or permits such occupancy. The term also includes any contract pertaining to the supply of motor fuel which is to be sold, consigned or distributed under a trademark owned or controlled by a refiner, or under a contract which has existed continuously since May 15, 1973, and pursuant to which, on May 15, 1973, motor fuel was sold, consigned or distributed under a trademark owned or controlled on such date by a refiner. The unexpired portion of a transferred franchise is also included in the definition of the term.

B.           Franchise relationship.
The term “franchise relationship” refers to the respective motor fuel marketing or distribution obligations and responsibilities of a franchisor and a franchisee which result from the marketing of motor fuel under a franchise.

C.           Franchisee.
A “franchisee” is a retailer or distributor who is authorized or permitted, under a franchise, to use a trademark in connection with the sale, consignment, or distribution of motor fuel.

D.           Franchisor.
A “franchisor” is a refiner or distributor who authorizes or permits, under a franchise, a retailer or distributor to use a trademark in connection with the sale, consignment or distribution of motor fuel.

E.           Marketing premises.
“Marketing premises” are the premises which, under a franchise, are to be employed by the franchisee in connection with the sale, consignment, or distribution of motor fuel.

F.           Leased marketing premises
“Leased marketing premises” are marketing premises owned, leased, or in any way controlled by a franchisor and which the franchisee is authorized or permitted, under the franchise, to employ in connection with the sale, consignment, or distribution of motor fuel.

G.           Fail to renew and non-renewal.
The terms “fail to renew” and “non-renewal’ refer to a failure to reinstate, continue, or extend a franchise relationship (1) at the conclusion of the term, or on the expiration date, stated in the relevant franchise, (2) at any time, in the case of the relevant franchise which does not state a term of duration or an expiration date, or (3) following a termination (on or after June 19, 1978) of the relevant franchise which was entered into prior to June 19, 1978 and has not been renewed after such date.

II.           LEGAL REMEDIES AVAILABLE TO FRANCHISEE

The following is a more detailed description of the remedies available to the franchisee if a franchise is terminated or not renewed in a way that fails to comply with the Act.

A.           Franchisee’s right to sue.
A franchisee may bring a civil action in United States District Court against a franchisor who does not comply with the requirements of the Act. The action must be brought within one year after the date of termination or non-renewal or the date the franchisor fails to comply with the requirements of the law, whichever is later.

B.           Equitable relief.
Courts are authorized to grant whatever equitable relief is necessary to remedy the effects of a violation of the law’s requirements. Courts are directed to grant a preliminary injunction if the franchisee shows that there are sufficiently serious questions, going to the merits of the case, to make them a fair ground for litigation, and if, on balance, the hardship which the franchise would suffer if the preliminary injunction is not granted will be greater than the hardship which the franchisor would suffer if such relief is granted.

Courts are not required to order continuation or renewal of the franchise relationship if the action was brought after the expiration of the period during which the franchisee was on notice concerning the franchisor’s intention to terminate or not renew the franchise agreement.

C.           Burden of proof.
In an action under the Act, the franchisee has the burden of proving that the franchise was terminated or not renewed. The franchisor has the burden of proving, as an affirmative defense, that the termination or non-renewal was permitted under the Act, and, if applicable, that the franchisor complied with certain other requirements relating to terminations and non-renewals based on condemnation or destruction of the marketing premises

D.           Damages.
A franchisee who prevails in an action under the Act is entitled to actual damages and reasonable attorney and expert witness fees. If the action was based upon conduct of the franchisor which was in willful disregard of the Act’s requirements or the franchisee’s rights under the law, exemplary (punitive) damages may be awarded where appropriate. The court, and not the jury, will decide whether to award exemplary damages and, if so, in what amount.

On the other hand, if the court finds that the franchisee’s action is frivolous, it may order the franchisee to pay reasonable attorney and expert witness fees.

E.           Franchisor’s defense to permanent injunctive relief.
Courts may not order a continuation or renewal of a franchise relationship if the franchisor shows that the basis of the non-renewal of the franchise relationship was a determination made in good faith and in the normal course of business:
(1) To convert the leased marketing premises to a use other than the sale or distribution of motor fuel;
(2) To materially alter, add to, or replace such premises;
(3) To sell such premises;
(4) To withdraw from marketing activities in the geographic area in which such premises are located; or
(5) That renewal of the franchise relationship is likely to be uneconomical to the franchisor despite any reasonable changes or additions to the franchise provisions which may be acceptable to the franchisee.

In making this defense, the franchisor also must show that he has complied with the notice requirements of the Act.

This defense to permanent injunctive relief, however, does not affect the franchisee’s right to recover actual damages and reasonable attorney and expert witness fees if the non-renewal is otherwise prohibited under the Act.

Issued in Washington, D.C. on June 12, 1996.

MARK W. CHUPKA,
Acting Assistant Secretary for Policy

ADDENDUM TO MARKETER FRANCHISE AGREEMENT

This Addendum to Marketer Franchise Agreement (the “Addendum”) is entered into on this 7th day of September, 2010, by and between CITGO Petroleum Corporation (“CITGO”) and The Pantry, Inc. (the “Company”).

WHEREAS, CITGO and the Company have entered into a Marketer Franchise Agreement on Sept. 7, 2010 (the “MFA”);

WHEREAS, the Company has received offers from other suppliers to purchase motor fuels; and therefore, has requested that CITGO sell Branded Gasoline, Unbranded Gasoline, and Diesel (collectively, “Motor Fuels”) on a similar basis;

WHEREAS, CITGO and the Company agree that the MFA and this Addendum amend and restate in its entirety the Distributor Franchise Agreement dated August 2000 and the Amended and Restated Addendum, dated February 11, 2003, which was amended on March 31, 2005, October 17, 2005, March 24, 2006, December 18, 2006, June 8, 2009 and November 20, 2009;

WHEREAS, CITGO has agreed to sell to the Company CITGO Branded Gasoline, Unbranded Gasoline and Diesel in accordance with the terms as provided herein; and

WHEREAS, to the extent that the provisions of this Addendum are inconsistent with the provisions of the MFA, CITGO’s Marketing and Branding Programs and/or agreements regarding rebates, price, amortization schedules, length of branding commitment, and amount of branding expenses, the terms of this Addendum shall control.

NOW THEREFORE in consideration of the premises and covenants contained herein, it is agreed as follows:

1.           EFFECTIVE DATE: The effective date of this Addendum shall be September 1, 2010.

2.           CONTRACT TERM: The term of the MFA and this Addendum shall run to August 31, 2013, a period of three (3) years from the effective date of this Addendum. The Parties agree that neither shall have the right to terminate this Addendum prior to the end of the term.

3.           SCOPE: The pricing formula that is set forth in Section 4 applies to gasoline and diesel that is sold FOB at the terminals as defined in Exhibit A.

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

1

Unless the parties agree otherwise in writing, the [***], other than those referred to above, shall be CITGO’s [***].

4.           MARKET RELATED PRICE:

A.           Branded and Unbranded Gasoline

The purchase price for the [***] that the Company purchases from CITGO during the term of this Addendum shall be equal to (i) the [***] set forth herein, plus (ii) [***] plus applicable taxes, if any.  [***] is defined by the identifying specifications of the gasoline product including, but not limited to, the following:  [***]. These fuel specifications are used by the major pricing services such as Platts, OPIS and Argus for distinguishing grades of gasoline when posting daily prices as well as the major pipeline shipping companies for transporting products.

(i)	The [***] for [***] shall equal the [***] of the [***] for the [***] at the [***] as of [***].

In determining the [***], CITGO [***] any [***] which was (a) [***], (b) [***] that has no [***] at the [***] on the [***], or (c) [***] that [***] at the [***] on a [***]. Further, should [***] have [***] and [***], CITGO will [***]. If, on occasion, [***], the [***] for the [***] having [***] shall be used in determining [***].

For purposes of [***], [***] shall mean the [***]. There are [***] on this [***].

(ii)	The [***] shall be defined by terminal in Exhibit A.

(iii)
CITGO will [***] to [***]. The Company and CITGO will agree to [***] and [***] for any and all [***]. If the Company and CITGO are unable to agree to such [***] and [***], the Company will be able to [***] and/or the [***] with [***] written notice and purchase such new fuel from third parties.

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

2

                      B.           [***]

The purchase price for the [***] that the Company purchases from CITGO during the term of this Addendum shall be equal to (i) the [***] set forth herein, plus (ii) an [***] plus applicable taxes, if any.

(i)
The [***] for [***] shall equal the [***] of the [***] for the [***] at the [***] as of [***].  [***] is defined by the identifying specifications of the [***] product, including but not limited to those recognized by the current and future versions of [***] and [***] and the specifications for shipment on [***].

In determining the [***], CITGO [***] any [***] which was (a) [***], (b) [***] that has no [***] at the particular terminal on the applicable date, or (c) [***] that [***] at the [***] on [***]. Further, should [***] have [***] the [***] and [***], CITGO will [***]. If, on occasion, [***], the [***] for the [***] having [***].

For purposes of [***], the [***] shall mean the [***]. There are [***] on this [***].

(ii)	The [***] shall be defined by terminal in Exhibit A.

(iii)
CITGO [***] to [***]. The Company and CITGO will agree to [***] and [***] for any and all [***]. If the Company and CITGO are unable to agree to such [***] and [***], the Company will be able to [***] and/or the [***] with [***] written notice and purchase such new fuel from third parties.

C.	For [***], the difference between [***] and the [***] described herein is considered the [***] (the “[***]”).

           5.           PAYMENT AND SETTLEMENT TERMS: The Company shall pay [***] in accordance [***]. The term [***] shall mean [***].

For the purposes of applying the correct [***], each month, the Company will provide the [***] by [***] to [***] in a timely manner.  [***] (subject to the provisions of Sections 8 and 13 of the MFA), CITGO shall, [***],[***].

In the event that the Company is delinquent, at anytime during a month, in its trade accounts payable to CITGO, except with regard to amounts which are being contested in good faith, the Company [***].

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

3

6.           ALLOWABLE MARKETING PROGRAMS: It is acknowledged and agreed that [***] and that [***], the Company shall be entitled to receive only those benefits of CITGO branding programs as allowed by CITGO from time to time, including, but not limited to credit card and certain branding expenses for stations that are branded with CITGO during the term of this Addendum. CITGO [***], while [***]. These [***] on a [***], on a station-specific basis.

Each station branded through the Company shall comply with CITGO’s image standards and specifications. CITGO confirms that the Company’s co-branded image complies with CITGO’s image standards and specifications.

7.           PERFORMANCE CRITERIA:

A.           [***]

(1)
The [***] that the Company shall purchase from CITGO will be set at [***] and [***], beginning [***], and ending [***]. Should purchases of [***] of the agreed upon minimum volumes, the Company may be [***].  Should the Company [***] of any retail locations whose [***], it is agreed that there will be [***].

(2)	Should [***], unless excused pursuant to the provisions of Sections 8 or 13 of the MFA, [***].

B.           [***]

(1)
If [***], the Company [***], other than as a result of [***] (as that term is defined in the MFA), [***] set forth in the [***] requirements of the Exhibit A, then [***]. The [***] may not be paid on gallons in excess [***] requirement of Exhibit A.

(2)
If [***] the Company [***], other than as a result of [***] set forth in the [***] requirements of the Exhibit A, then [***]. The [***] may not be paid on gallons in excess [***] requirement of Exhibit A.

(3)
The Company agrees to lift the gasoline and diesel on a Ratable Basis and only [***] may be delivered to [***]. For purposes of this Addendum, the term “Ratable Basis” shall mean [***]. If, during any time of month, the Company fails to purchase [***] or [***], then CITGO has the right to [***].

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

4

(4)	The Company and CITGO will [***]. The Company will provide CITGO with [***]; if such [***], then it may be necessary for CITGO to [***]. The Parties will mutually agree [***] to Exhibit A.

(5)
If, during any given month, the [***], CITGO will [***] the Company’s [***] for that [***]. If [***], then the [***] will [***], and [***]; however, such [***] will [***] if the [***] listed on Exhibit A. This procedure will apply [***].

C.           Miscellaneous

(1)	[***] are only intended to [***]; such [***] are [***] that may arise if the Company [***] including, but not limited to, [***].

(2)
CITGO may, during normal business hours and upon reasonable notice and at its own expense, inspect and audit the relevant books and records of the Company in order to corroborate site specific deliveries.

8.           EXISTING MARKETING PROGRAM COMMITMENTS:

The Company acknowledges that as of August 31, 2010, its existing commitments to CITGO for unamortized image allowance rebates and branding costs total [***] and [***] respectively. CITGO has agreed that the unamortized amounts will continue to amortize, on a station-specific basis, in accordance with the provisions of the applicable marketing program in which each station was originally enrolled. Should a location debrand, any remaining unamortized balances with respect to such location shall be payable by the Company to CITGO.

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

5

IN WITNESS WHEREOF, this Addendum was executed on the date above written.

CITGO PETROLEUM CORPORATION	THE PANTRY, INC.
/s/ Gustavo J. Velasquez______________	/s/ Terry Marks__________________
(Signature)	(Signature)
Gustavo J. Velasquez________________	Terry Marks_____________________
(Printed Name)	(Printed Name)
Vice President, Supply & Marketing____	_____CEO______________________
(Title)	(Title)

6

EXHIBIT A
([***])

	[***]		[***]
[***]
Terminal	Volume(1)	[***]	Volume(1)	[***]	Volume(1)	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]			[***]	[***]	[***]	[***]
[***]			[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]			[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]			[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]			[***]	[***]	[***]	[***]
[***]			[***]	[***]	[***]	[***]
[***]
[***]			[***]	[***]	[***]	[***]
[***]			[***]	[***]
[***]			[***]	[***]
[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total(2)	[***]		[***]		[***]

Notes:
(1)           Representatives from CITGO and the Company to meet periodically to determine if terminal volumes should be increased or decreased per Section 7.
(2)           Total [***] to be equal to or greater than [***] amounts defined in Section 7.
(3)           Terminals assumed to be CITGO owned unless otherwise indicated above.

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

7

TRANSITIONAL ADDENDUM TO
MARKETER FRANCHISE AGREEMENT

This Transitional Addendum to Marketer Franchise Agreement (the “Transitional Addendum”) is entered into on this 7th day of September, 2010, by and between CITGO Petroleum Corporation (“CITGO”) and The Pantry, Inc. (the “Company”).

WHEREAS, CITGO and the Company have entered into a Marketer Franchise Agreement on Sept. 7, 2010 (the “MFA”);

WHEREAS, the Company has received offers from other suppliers to purchase motor fuels; and therefore, has requested that CITGO sell Branded Gasoline, Unbranded Gasoline and Diesel on a similar basis;

WHEREAS, it is the intent of the parties that this is a Transitional Addendum to be temporarily effective until The Company debrands all of the outlets within the Scope of this Transitional Addendum.

WHEREAS, CITGO has agreed to sell to the Company CITGO branded gasoline in accordance with the terms as provided herein; and

WHEREAS, to the extent that the provisions of this Transitional Addendum are inconsistent with the provisions of CITGO’s Marketing and Branding Programs regarding rebates, amortization schedules, length of branding commitment, and amount of branding expenses, the terms of this Transitional Addendum shall control.

NOW THEREFORE in consideration of the premises and covenants contained herein, it is agreed as follows:

1.           EFFECTIVE DATE: The effective date of this Transitional Addendum shall be September 1, 2010.

2.           CONTRACT TERM: This Transitional Addendum will terminate on March 31, 2011 unless either party provides 30 days notice to cancel earlier. Such notice may be written or by email.

3.           SCOPE: The pricing formula that is set forth in Section 4 applies to gasoline that is sold FOB at the terminals listed in Exhibit A. Unless the parties agree otherwise in writing, the purchase price of gasoline sold at terminals, other than those listed in Exhibit A, shall be CITGO’s [***].

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

1

4.           MARKET RELATED PRICING:

(a)           [***]

The purchase price for the [***] that the Company ratably purchases from CITGO during the term of this Transitional Addendum shall be equal to (i) [***] plus (ii) [***] plus applicable taxes, if any.  [***] is defined by the identifying specifications of the gasoline product including, but not limited to, the following:  [***]. These fuel specifications are used by the major pricing services such as Platts, OPIS and Argus for distinguishing grades of gasoline when posting daily prices as well as the major pipeline shipping companies for transporting products.

(i)           The [***] for [***] shall equal the [***] of the [***] for the [***] at the [***] as of [***].

In determining [***], CITGO [***] any [***] which was (a) [***] (b) [***] or (c) [***] that does [***] at the [***] on [***]. Further, should [***] have [***] at the [***] and [***] are at the [***], [***] all of [***] of [***] as [***].

For purposes of [***] the [***], the [***] shall mean the [***]. There are [***] on this [***].

(ii)           The [***] shall be defined by terminal in Exhibit A.

(b)           [***]

The purchase price for [***] that the Company ratably purchases from CITGO during the term of this Transitional Addendum shall be equal to (i) [***] plus (ii) [***] plus applicable taxes, if any.

(i)           The [***] for [***] the [***] of the [***] for the [***] at the [***] as of [***].  [***] is defined by the identifying specifications of the [***], including but not limited to those recognized by the current and future versions of [***] and the specifications for shipment on [***].

In determining the [***], CITGO [***] any [***] which was (a) [***] (b) [***], or (c) [***] that does [***] at the [***] on a [***]. Further, should [***] have [***] at the [***] and [***] are at the [***], [***] all of [***] of [***] as [***].

For purposes of calculating the [***], the [***] shall mean the [***]. There are [***] on this [***].

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission. (ii)The [***] shall be defined by terminal in Exhibit A.

2

(c)           For both [***], the [***] and [***] described above is considered [***].

5.           PAYMENT AND SETTLEMENT TERMS: The Company [***] in accordance [***]. These payment terms will continue unless CITGO’s Credit Department determines there is [***]. The term [***] shall mean [***].

In the event that the Company is delinquent, at anytime during a month, in its trade accounts payable to CITGO, the [***] the [***] on [***].

6.           ALLOWABLE MARKETING PROGRAMS: It is acknowledged and agreed that the Company has requested the pricing provisions set forth herein and that while these pricing provisions are in effect, the Company shall be entitled to receive only those benefits of CITGO branding programs as allowed by CITGO from time to time, including, but not limited to [***].

Each station branded through the Company shall comply with CITGO’s image standards and specifications. CITGO confirms that the Company’s co-branded image complies with CITGO’s image standards and specifications.

7.           PERFORMANCE CRITERIA:

The Company and CITGO will mutually agree on monthly volume forecasts for [***] at least [***] prior to the start of the each month.

The Company agrees to lift all Products on a Ratable Basis and only CITGO branded motor fuels may be delivered to CITGO branded outlets. For purposes of this Transitional Addendum, the term “Ratable Basis” shall mean weekly branded gasoline volume that does not change from week to week by [***]. If the Company fails to comply with these Performance Criteria, CITGO may terminate the Transitional Addendum with 30 days notice either written or by email.

8.           EXISTING MARKETING PROGRAM COMMITMENTS:

The Company acknowledges that it may have existing commitments to CITGO for [***]. CITGO has agreed that the unamortized amounts will continue to amortize, on a station-specific basis, in accordance with the provisions of the applicable marketing program in which each station was originally enrolled. Should a location debrand, [***].

9.           TRANSITIONAL ADDENDUM TERMINATION CLAUSE: If either party becomes dissatisfied with the pricing provisions of this Transitional Addendum, such party may terminate this Transitional Addendum upon providing thirty (30) days written or email notice to the other party. The purchase price for any Products purchased after the termination date shall be

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

3

the CITGO branded rack price at the applicable terminal. The Company shall also then be entitled to receive CITGO marketing programs which are then available and for which the stations may qualify. Further, if the Company has debranded stations, all subsequent rebates which the Company would otherwise receive under the marketing programs would first be paid to CITGO to satisfy the amount of unamortized branding expenses that the Company would then owe CITGO for debranding stations.

10.           It is expressly understood and agreed that this Transitional Addendum is entered into in order for CITGO to meet a competitive offer received by the Company.

IN WITNESS WHEREOF, this Transitional Addendum was executed on the date above written.

CITGO PETROLEUM CORPORATION	THE PANTRY, INC.
/s/ Gustavo J. Velasquez______________	/s/ Terry Marks__________________
(Signature)	(Signature)
Gustavo J. Velasquez________________	Terry Marks_____________________
(Printed Name)	(Printed Name)
Vice President, Supply & Marketing____	_____CEO______________________
(Title)	(Title)

4

EXHIBIT A
([***])

	[***]	[***]
	[***]	[***]	[***]
Terminal	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

5

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

6